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                                                                    Exhibit 21.0

                                             EVEREN CAPITAL CORPORATION
                                                    SUBSIDIARIES
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CAPTION>
NAME                                                                     STATE OF
                                                                     INCORPORATION
                                                                     -------------
EVEREN Securities Holdings, Inc...........................................Delaware
   Bateman Eichler, Hill Richards Realty Services, Inc..................California
            Bateman Eichler, Hill Richards Housing Investors, Inc.......California
   Bateman Eichler, Hill Richards Realty Co., Incorporated..............California
   BPL Holdings, Inc......................................................Delaware
            Boettcher FTZ Building, Inc...................................Colorado
            Seven Sisters Corp............................................Delaware
   Carnegie Administration Corp...........................................New York
            BJVC Real Estate Corporation..................................Illinois
   EVEREN Mortgage Group, Inc.............................................Delaware
            Gateway Mortgage Acceptance Corporation.......................Delaware
   EVEREN Securities, Inc.................................................Delaware
            EVEREN Clearing Corp. ........................................Delaware
   ESI Fund Management, Inc...............................................Delaware
   ESI Insurance Agency, Inc. of Colorado.................................Colorado
   ESI Insurance Agency, Inc. of Hawaii.....................................Hawaii
   ESI Insurance Agency, Inc. of Nevada.....................................Nevada
   ESI Insurance Agency, Inc. of Utah.........................................Utah
   ESI Insurance Agency, Inc. of Wyoming...................................Wyoming
   ESI (MA) Insurance Agency. Inc....................................Massachusetts
   Prescott Realty Services, Inc..............................................Ohio
            Prescott Polaris, Inc.........................................Delaware
   Bateman Eichler, Hill Richards, Inc. (dormant).........................Delaware
   Boettcher & Company, Inc. (dormant)....................................Delaware
   Blunt, Ellis & Loewi, Inc. (dormant)...................................Delaware
   Lovett Underwood Neuhaus & Webb, Inc. (dormant)........................Delaware
   Prescott, Ball & Turben, Inc. (dormant)................................Delaware
Principal Securities Holding Corporation .................................Delaware
   Principal Financial Securities, Inc....................................Delaware
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